STOCK PURCHASE AGREEMENT
                                     Between
                               INTEGON CORPORATION
                                       and
                         INTEGON RE (BARBADOS), LIMITED



     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of this 16th day of March, 2000 by and between INTEGON RE (BARBADOS), LIMITED (hereinafter referred to as the "Company"), a Barbados corporation with its principal place of business in St. Micheal, Barbados, and INTEGON CORPORATION (hereinafter referred to as the "Purchaser"), a Delaware corporation with its administrative offices in Winston-Salem, North Carolina.

     WHEREAS, the Company desires to sell and issue to the Purchaser, and the Purchaser desires to purchase from the Company, 1,000,000 shares of the common stock of the Company.

     NOW, THEREFORE, in consideration of the purchase price and the mutual covenants and promises stated herein, the Company and the Purchaser agree as follows:

1.   PURCHASE AND SALE OF SHARES

     The Company hereby agrees to sell and issue to the Purchaser, and the Purchaser agrees to purchase, 1,000,000 shares of the common stock of the Company, without nominal or par value per share (the "Common Stock"), in consideration of which the Purchaser shall pay to the Company $1,000,000 (U.S.) (the "Purchase Price"). The Purchase Price shall be payable on or before the date specified for this purpose by the Company's directors.

2.   EXPENSE REIMBURSEMENT

     The Purchaser agrees that it shall bear, without reimbursement from the Company, the following expenses:

     a. all reasonable expenses and liabilities attributable to the organization and incorporation of the Company;

     b.  all  expenses   attributable   to  the  initial   registration  of  the
participating  shares of the  Company  with the  United  States  Securities  and
Exchange Commission, and initial compliance with United States federal securities laws and the securities and insurance laws of the various states and other jurisdictions of the United States; and

     c. all operational expenses and liabilities attributable to ordinary day-to-day Company operations, excluding any United States Federal income taxes, incurred during the period commencing on the date that any participating shares of the Company are first issued (the "Issue Date") and ending on the last day of the Company's fiscal quarter that immediately precedes the



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twelve month  anniversary  of the Issue Date. In the event that the Company pays any such expenses directly, the Purchaser shall reimburse the Company on demand.

3.   RESTRICTIVE LEGEND

     The Purchaser represents that it is purchasing the Common Stock for investment and not with a view to distribution. It is agreed that the Company may place on the certificate for the Common Stock a legend stating in substance:

         The shares evidenced by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold, transferred or otherwise disposed of in the absence of such registration or an opinion of counsel satisfactory to Integon Re (Barbados), Limited (the "Company") that such registration is not required.

4.   RELATIONSHIP TO ARTICLES AND BY-LAWS

     The Purchaser agrees to be bound by and shall be subject to all provisions in the Articles of Incorporation and By-Laws of the Company (collectively, the "Articles and By-Laws") that are in effect as of the date of this Agreement and any amendments to such provisions that may be added in the future. The provisions of the Articles and By-Laws are incorporated herein by reference to the extent relevant to this Agreement.

6.   ENTIRE AGREEMENT

     This Agreement represents the entire agreement between the parties and supersedes any prior agreement between the parties with respect to the matters covered herein. Any amendment or modification hereof shall be made in writing signed by authorized representatives of both parties.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]




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     IN WITNESS  WHEREOF,  the parties hereunto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                                            INTEGON RE (BARBADOS), LIMITED


                                            By  /s/ Ronald W. Jones
                                               ______________________________
                                                  Name: Ronald W. Jones
                                                  Title: Vice-President, Finance


                                            INTEGON CORPORATION


                                            By: /s/ Pamela H. Gowwin
                                               ______________________________
                                                  Name: Pamela H. Godwin
                                                  Title: President and Chief
                                                         Operating Officer